June 30, 2014

Dear Valued Customer:

Marked by sustained periods of low interest rates that have impacted everyone from financial service companies to personal investments, today’s economic environment is certainly not where we want it to be. It is important for you to review your investment choices periodically, and now may be a good time to contact your registered representative to discuss your financial objectives. You may need to adjust your asset allocation as you get closer to retirement or if you find that your risk tolerance has changed.

Inside this book, you will find semi-annual reports dated June 30, 2014, for the 48 investment subaccounts available through your Kansas City Life Insurance Company Century II variable contract(s).

Please call your registered representative or Kansas City Life at 800-616-3670 if you have questions about the Annual Report of Funds or your Century II variable contract(s). You can also access information about your Century II variable contract(s) at www.kclife.com.

For more than 119 years, Kansas City Life Insurance Company has remained committed to helping customers build a financially sound future for themselves and their families. We appreciate your business and thank you for the trust you have placed in us.

Sincerely,

/s/ R. Philip Bixby

R. Philip Bixby, President, CEO and Chairman of the Board, Kansas City Life Insurance Company

Kansas City Life’s Century II Variable Product Series is distributed through Sunset Financial Services Inc. 3520 Broadway, Kansas City, MO 64111; 816-753-7000. Member FINRA/SIPC.